Loss per share (Tables)	12 Months Ended
Dec. 31, 2022
Loss per share
Schedule of basic and diluted net income/(loss) per common share

	2022	2021	2020

Loss attributable to equity holders ($'000)	(470,397)	(26,121)	(322,682)
Less: allocation of loss to non-controlling interest ($'000)	(9,959)	(289)	(688)
Loss attributable to IHS common shareholders ($'000)	(460,438)	(25,832)	(321,994)

Basic weighted average shares outstanding (‘000)*	330,963	301,185	294,103
Potentially dilutive securities (‘000)*	5,083	20,323	23,246
Potentially dilutive weighted average common shares outstanding (‘000)*	336,046	321,508	317,349

Loss per share:
Basic loss per share ($)	(1.39)	(0.09)	(1.09)
Diluted loss per share ($)	(1.39)	(0.09)	(1.09)

* On October 13, 2021 all of the outstanding Class A and Class B shares of the Company were exchanged on a 500 to 1 basis for ordinary shares. The loss per share is based on the new number of shares. The comparatives have also been adjusted. Refer to note 25 for further information.